BUSINESS COMBINATIONS	6 Months Ended
Jun. 28, 2024
Business combinations [Abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS
In November 2023, the Group together with Aboitiz Equity Ventures Inc. (AEV) entered into a definitive agreement with The Coca-Cola Company (TCCC) to jointly acquire 100% of CCBPI, a wholly owned subsidiary of TCCC.

The Acquisition was effected through the establishment of a special purpose vehicle, CCEP Aboitiz Beverages Philippines, Inc. (CABPI), which is owned and funded 60% by CCEP and 40% by AEV, commensurate with the effective 60:40 ownership structure of CCBPI.

On 23 February 2024, CABPI acquired 100% of the beneficial ownership of Coca-Cola Beverages Philippines, Inc. (CCBPI) for a total consideration of US$1.68 billion (€1.55 billion), all of which was settled in cash upon completion. CABPI is determined to have economic substance and is identified as the accounting acquirer of CCBPI.

CCBPI is the authorised bottler and distributor of The Coca-Cola Company’s (TCCC) beverage brands in the Philippines. The Acquisition is a further step for the Group to create a more diverse footprint within its existing Australia, Pacific and Indonesia business segment. The transaction is aligned with the Group’s aim of driving sustainable growth through diversification and building scale.
The transaction is being accounted for under IFRS 3, “Business Combinations”, using the acquisition method. The initial accounting for the Acquisition is provisional at the end of the current reporting period. The Group is in a process of finalising the fair values for certain acquired assets, and is still gathering information about certain assumed liabilities based on facts that existed as at the date of acquisition. Accordingly, the Group has recognised provisional amounts for these items. During the measurement period, which will not extend beyond 22 February 2025, the Group will adjust the provisional amounts recognised at the acquisition date to reflect new information obtained about facts and circumstances that existed as at the acquisition date that, if known, would have affected the measurement of the amounts recognised as at that date.

The following table details the Euro equivalent consideration and provisional fair values of assets acquired and liabilities assumed:

Total
€ million
Intangible assets	478
Property, plant and equipment	1,089
Investment property	46
Other non-current assets	47
Inventories	228
Amounts receivable from related parties	22
Trade accounts receivable	75
Other current assets	58
Cash and cash equivalents	19
Borrowings, less current portion	(7)
Employee benefit liabilities	(15)
Non-current provisions	(16)
Deferred tax liabilities	(173)
Other non-current liabilities	(17)
Current portion of borrowings	(61)
Current provisions	(29)
Current tax liabilities	(27)
Amounts payable to related parties	(55)
Trade and other payables	(383)
Net identifiable assets acquired	1,279
Non-controlling interest	(2)
Goodwill	270
Fair value of consideration	1,547

Intangible assets include both indefinite life and finite life intangible assets. Indefinite life intangible assets consist of the bottling agreement with TCCC (€440 million), which provide the Company with the exclusive rights to prepare, package, distribute and sell TCCC branded products in the territories in which it operates. Finite life intangible assets are comprised primarily of customer relationships.
The bottling agreement with TCCC and customer relationships have been provisionally valued using a multi-period excess earnings model, whereby the value of a specific intangible asset is estimated from the excess earnings after fair returns on all other assets employed have been deducted from the business’s after-tax operating earnings.
Goodwill of €270 million has been recognised in connection with the Acquisition, representing the excess of consideration transferred over the provisional fair values of the net identifiable assets acquired.
The goodwill is attributable to new growth opportunities, workforce and synergies of the combined business operations, and it is not expected to be deductible for tax purposes.
Property, plant and equipment has been provisionally valued using a variety of valuation techniques depending on the local market and considering the highest and best use of each asset. These techniques include capitalisation of comparable net market income, depreciated replacement cost and sales comparison approach. Included within Property, plant and equipment are right of use assets which have been provisionally valued at €9 million. A corresponding lease liability of €10 million is included within Borrowings.
The fair value of acquired trade accounts receivable, net is €75 million. The gross contractual amount related to these receivables is €77 million, of which €2 million is expected to be uncollectible.
From acquisition, CCBPI contributed revenue of €702 million and profit before tax of €41 million to the Group for the period to 28 June 2024. If the Acquisition had taken place at the beginning of the year, adjusted comparable revenue and profit before tax for CCEP for the six months ended 28 June 2024 would have been €970 million and €48 million, respectively.
Deal and integration costs of €11 million are included in administrative expenses in the Condensed Consolidated Interim Income Statement for the six months ended 28 June 2024. Cash payments for deal and integration costs are included in operating cash flows in the Condensed Consolidated Interim Statement of Cash Flows.